Bill Blass Holding Co., Inc.
CONSOLIDATED FINANCIAL STATEMENTS
Years ended December 31, 2006 and 2005

BILL BLASS HOLDING CO., INC.

TABLE OF CONTENTS

Page

Independent Auditor’s Report	1

Consolidated Financial Statements
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholders' Equity	4
Statements of Cash Flows	5
Notes to Financial Statements	6 -13

Supplementary Information
Consolidating Balance Sheet Information	14 - 15
Consolidating Statement of Operations Information	16 - 17
Consolidated Cost of Sales	18
Consolidating Operating Expenses	19 - 22

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholder
Bill Blass Holding Co., Inc.

We have audited the accompanying consolidated balance sheets of Bill Blass Holding Co., Inc. and subsidiaries, as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Bill Blass Holding Co., Inc. and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 15 to the consolidated financial statements, on February 14, 2007, the Company completed the sale of its couture subsidiary to one of its then existing shareholders.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. The consolidating information is also presented for additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies. This information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ UHY LLP
Albany, New York
April 18, 2007

BILL BLASS HOLDING CO., INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2006 and 2005

	2006	2005
Assets

Current Assets
Cash and cash equivalents	$173,344	$1,513,126
Restricted cash (Note 7)	2,498,530	-
Receivables, net	1,726,313	3,034,130
Inventories	1,165,598	984,003
Other current assets	79,041	254,079
Prepaid and refundable income taxes	637,704	651,254

Total current assets	6,280,530	6,436,592

Equipment and Improvements, net	343,314	405,480

Deferred Taxes	100,000	145,000

Intangibles, net	7,608,243	9,380,838

Restricted Cash and Other Assets	501,000	2,905,496

	$14,833,087	$19,273,406

Liabilities and Shareholders' Equity

Current Liabilities
Accounts payable	$1,586,241	$982,674
Accrued expenses and other current liabilities	1,173,789	1,085,840
Income taxes payable	-	439,808
Current maturities of long-term debt (Note 7)	10,834,945	2,718,113

Total current liabilities	13,594,975	5,226,435

Long-term Debt, net of current maturities	-	10,915,142

Deferred Taxes	29,000	-

Shareholders' Equity
Preferred stock:
Par value $,1,000; 8% per annum cumulative
dividend; 5,000 shares authorized; 500 and 1,000
shares issued and outstanding, respectively (Note 15)	500,000	500,000
Common stock:
No par value; 200 shares authorized;
150 shares issued and outstanding	15,000	15,000
Retained earnings	694,112	2,616,829

	1,209,112	3,131,829

	$14,833,087	$19,273,406

See notes to consolidated financial statements.

BILL BLASS HOLDING CO., INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended December 31, 2006 and 2005

	2006	2005
Revenue
Net sales	$7,828,319	$8,636,312
Royalty income and design service fees	6,686,682	9,554,152
Advertising fees	590,060	948,907
Interest and other income	142,725	114,739

	15,247,786	19,254,110

Cost and Expenses
Cost of sales	4,836,697	4,616,993
Advertising and promotion	1,188,053	1,593,436
Operating expenses	8,005,876	7,620,424

	14,030,626	13,830,853

Income from operations before amortization
and other expenses	1,217,160	5,423,257
Amortization of license agreements	(1,393,176)	(1,393,176)
Other expenses	(1,747,415)	(2,221,443)

(Loss) income before income taxes	(1,923,431)	1,808,638

(Benefit) provision for income taxes
Current	(74,714)	857,188
Deferred	74,000	(5,000)

	(714)	852,188

Net income (loss)	$(1,922,717)	$956,450

See notes to consolidated financial statements.

BILL BLASS HOLDING CO., INC.
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY
Years Ended December 31, 2006 and 2005

	Preferred Stock		Common Stock		Retained
	Shares	Amount	Shares	Amount	Earnings	Total

Balance, January 1, 2005	1,000	$1,000,000	150	$15,000	$1,740,379	$2,755,379

Net income	-	-	-	-	956,450	956,450

Dividends paid	-	-	-	-	(80,000)	(80,000)

Shares redeemed	(500)	(500,000)	-	-	-	(500,000)

Balance, January 1, 2006	500	500,000	150	15,000	2,616,829	3,131,829

Net loss	-	-	-	-	(1,922,717)	(1,922,717)

Balance, December 31, 2006	500	$500,000	150	$15,000	$694,112	$1,209,112

See notes to consolidated financial statements.

BILL BLASS HOLDING CO., INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2006 and 2005

	2006	2005
Cash Flows from Operating Activities
Net income (loss)	$(1,922,717)	$956,450
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	1,843,185	1,860,628
Deferred income taxes	74,000	(5,000)
Changes in:
Receivables	1,307,817	754,226
Inventories	(181,595)	(84,899)
Other assets	147,126	199,030
Accounts payable	603,567	9,601
Accrued expenses and other liabilities	87,947	(389,916)
Income taxes	(426,258)	(34,738)

Net cash provided by operating activities	1,533,072	3,265,382

Cash Flows from Investing Activities
Purchase of fixed assets	(8,422)	(13,696)
Restricted cash deposits	(66,122)	(74,967)

Net cash used in investing activities	(74,544)	(88,663)

Cash Flows from Financing Activities
Repayment of long-term debt	(2,798,310)	(2,529,011)
Redemption of preferred shares	-	(500,000)
Dividends paid	-	(80,000)

Net cash used in financing activities	(2,798,310)	(3,109,011)

Net (decrease) increase in cash and cash equivalents	(1,339,782)	67,708

Cash and cash equivalents, beginning of year	1,513,126	1,445,418

Cash and cash equivalents, end of year	$173,344	$1,513,126

Supplemental Cash Flow Information
Cash paid for:
Interest	$1,261,274	$2,023,154

Income taxes	$816,664	$941,626

See notes to consolidated financial statements.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization: Bill Blass Holding Co., Inc and its subsidiaries ("Holdings") engage in the design, production, sales and licensing of numerous product lines worldwide.

Holdings is organized into two active wholly-owned subsidiaries, Bill Blass, Ltd. and Bill Blass Licensing Co., Inc.

Bill Blass, Ltd. designs, produces and sells couture women's apparel of the highest quality to retail establishments and individuals worldwide. Bill Blass Licensing Co., Inc. licenses the "Bill Blass" name to manufacturers and distributors for the production and sale of numerous product lines throughout the world under a management agreement with Bill Blass International LLC.

Bill Blass International LLC, a single member limited liability company, is a wholly-owned subsidiary of Bill Blass Licensing Co., Inc., the owner of Bill Blass and derivative trademarks.

As discussed in Note 15 to the consolidated financial statements, on February 14, 2007, the Company completed the sale of Bill Blass, Ltd., its couture subsidiary, to a related shareholder.

Principles of Consolidation: The consolidated financial statements include the accounts of Bill Blass Holding Co., Inc., Bill Blass, Ltd. and the consolidated accounts of Bill Blass Licensing Co., Inc. and Bill Blass International LLC (collectively referred to as the "Company"), which represent all the wholly-owned direct and indirect subsidiaries of Holdings. All significant intercompany accounts and transactions have been eliminated.

Cash Equivalents: All highly liquid investments with maturities of three months or less from date of purchase and money market funds are considered to be cash equivalents.

Inventories: Inventories are stated at the lower of cost (first-in, first-out method) or market.

Equipment and Improvements: The cost of equipment and improvements is depreciated over the estimated useful lives using both straight-line and accelerated methods. Equipment and fixtures are depreciated over five to seven years; leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the assets.

Expenditures for maintenance, repairs and minor renewals or betterments are charged to income. Major renewals and replacements are capitalized.

Financing Fees: Financing fees and costs related to a term loan are amortized on a straight-line basis over the life of the related loan.

Income Taxes: Income taxes are provided for the tax effects of all transactions reported in the financial statements. Deferred taxes are recognized for the estimated tax effects of future deductible or taxable amounts attributed to temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities and the recognition of income tax benefits for operating loss and tax credit carryforwards.

The Company files a consolidated federal income tax return. Effective with the year ended December 31, 2004, Bill Blass, Ltd. and Bill Blass Licensing Co., Inc. file combined New York State and City income tax returns. Holdings files separate New York State and New York City income tax returns.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Advertising and Promotion: All costs associated with advertising and promoting products are expensed when the advertising takes place, including costs associated with cooperative advertising programs, under which the Company reimburses certain customer's advertising and promotional expenditures. Advertising and promotion expenses were approximately $1,188,000 and $1,593,000 in 2006 and 2005, respectively.

Revenue Recognition: Revenues from sales of couture apparel are recognized when merchandise is shipped. Revenues from royalty and design service fees are based on reporting by licensees, which is generally when earned.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk: The Company extends credit based on an evaluation of the customer's financial condition, generally without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

Cash accounts at financial institutions from time to time exceed the federal depository insurance coverage limit. Cash is deposited at major banks.

Intangibles: The Company accounts for its intangible assets using the provisions of SFAS No. 142 “Goodwill and Other Intangible Assets” (“FASB 142”). FASB 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment, at least annually, in accordance with its provisions. FASB 142 also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and be reviewed for impairment. In accordance with FASB 142, the Company has suspended the amortization of its indefinite useful life intangibles, principally trademarks, acquired pursuant to a 1999 stock purchase transaction (see Note 5).

The Company’s intangible assets with definite useful lives, which primarily consist of license agreements, acquired pursuant to the 1999 stock purchase transaction and recognized in the accounts of Bill Blass International LLC, and deferred loan costs relating to a term loan, are amortized on a straight-line basis (see Note 5).

Reclassifications: Certain reclassifications have been made to the 2005 financial statements to conform to the current presentation.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 2 — RECEIVABLES

Receivables are as follows at December 31:

	2006	2005

Trade receivables	$790,441	$1,155,788
Allowance for doubtful accounts and other allowances	(465,000)	(615,000)
	325,441	540,788
Royalty, design services and advertising fees receivable	1,400,872	2,493,342

	$1,726,313	$3,034,130

Receivables are comprised of royalty, design services and advertising fees which are pledged as collateral under the UCC Lending Corp. promissory note and trade receivables. The Company provides for allowances for doubtful accounts based upon historical collection experience and a review of the current status of existing receivables. Receivables are considered past due when payments have not been received in timeframes allowed for in its royalty and design service fee agreements with its licensees or pursuant to credit agreements with its customers.

NOTE 3 — INVENTORIES

Inventories are as follows at December 31:

	2006	2005

Raw materials and work-in-process	$915,888	$813,948
Finished goods	49,710	170,055

	$1,165,598	$984,003

NOTE 4 — EQUIPMENT AND IMPROVEMENTS

Equipment and improvements are as follows at December 31:

	2006	2005

Equipment, fixtures and artwork	$563,671	$555,249
Leasehold improvements	754,165	754,165
	1,317,836	1,309,414
Less accumulated depreciation	974,522	903,934

	$343,314	$405,480

Depreciation expense approximated $71,000 and $88,000 for the years ended December 31, 2006 and 2005, respectively.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 5 — INTANGIBLES

Intangible assets are as follows at December 31:

	2006	2005
Financing fees and costs relating to the UCC Lending Corp. financing, net of accumulated amortization of $2,547,050 in 2006 and $2,189,570 in 2005.	$312,867	$670,347

License agreements, net of accumulated amortization of $12,117,594 in 2006 and $10,724,418 in 2005.	1,277,094	2,670,270

Acquisition costs related to the 1999 Stock Purchase Agreement, net of accumulated amortization of $157,244 in 2006 and $135,305 in 2005.	18,282	40,221

Trademarks	6,000,000	6,000,000

	$7,608,243	$9,380,838

The Company classified its intangible assets acquired in a 1999 stock purchase transaction into license agreements (definite useful lives) and trademarks (indefinite useful lives).

Financing fees and costs are amortized on a straight-line basis over the terms of the related debt (8 years). License agreements are being amortized on a straight-line basis over a period approximating 6 years.

The Company has performed impairment testing which considered the Company’s net discounted future cash flows to determine whether an impairment charge related to the carrying value of the Company’s recorded value of trademarks was necessary. No such impairment charge was deemed necessary. The impairment testing will continue on an annual basis, or more frequently if necessary, using similar methods. If the undiscounted future cash flows relating to the trademarks are less than the carrying value, an impairment charge will be considered. Estimates of future cash flows are based upon historical experience and market data.

Amortization expense of financing fees and license agreements approximated $1,750,700 in both 2006 and 2005. Trademarks and license agreements are pledged as security for the UCC Lending Corp. promissory note (see Note 6).

Remaining amounts to be amortized under the financing fees and licensing agreements approximating $1,590,000 at December 31, 2006 will be amortized to expense in 2007.

NOTE 6 — FINANCING AGREEMENTS

In August 2006, the Company entered into financing arrangements with a maximum line of $500,000 subject to the terms and conditions of the agreements. The agreements were terminated in December 2006.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 7 — LONG-TERM DEBT

Long-term debt is comprised as follows at December 31:

	2006	2005

UCC Lending Corp.	$10,834,945	$13,633,255
Less current maturities	10,834,945	2,718,113

	$-	$10,915,142

In connection with the 1999 stock purchase transaction, Bill Blass International LLC is obligated under a promissory note payable to UCC Lending Corp. (UCC). The promissory note is collateralized by trademarks and licenses, royalty and design services fees receivable and restricted cash of Bill Blass International LLC and requires fixed monthly minimum principal and interest payments at 10.05% based upon a 15 year amortization and minimum accelerated monthly principal payments of $65,000 which began December 31, 2001. The loan also provides for additional annual accelerated principal payments based upon adjusted net income, as defined. No accelerated principal payment amounts were due or payable based upon adjusted net income for 2006 or 2005.

The promissory note requires various financial and operational covenants and required the establishment of a cash account to further collateralize the obligation. Restricted cash, represented by a short-term commercial paper investment, approximated $2,498,500 and $2,562,400 at December 31, 2006 and 2005, respectively. Restricted cash, which was utilized to satisfy the promissory note subsequent to year end, has been classified as a current asset at December 31, 2006.

The promissory note also required annual maintenance and monitoring fees.

The outstanding balance of the promissory note at December 31, 2006 has been classified as a current liability due to the repayment of the balance in the first quarter of 2007.

NOTE 8 — INCOME TAXES

Income taxes are comprised of the following for the years ended December 31:

	2006	2005
Current
Federal	$(275,234)	$974,817
State and local	180,124	500,742
Foreign	20,396	32,883
State and local prior year refund claims	-	(651,254)
	(74,714)	857,188
Deferred	74,000	(5,000)

	$(714)	$852,188

The provision for income taxes for 2006 and 2005 differ from the amounts that would be obtained by applying federal statutory rates to income before taxes primarily due to no tax benefits being provided for nondeductible expenses, principally amortization of license agreements and trademarks recognized as a result of the 1999 stock purchase transaction.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 8 — INCOME TAXES (Continued)

The Company’s 2002 consolidated federal income tax return has been examined by the Internal Revenue Service (Service). While the Company has not received official notification from the Service, the tentative results of the examination indicated that no changes were to be made to the 2002 consolidated return. The Company’s estimated provision for examination related adjustments in the amount of $50,000, initially recorded in 2004, were reversed in 2006 due to the expiration of the statute of limitation.

At December 31, 2004, Bill Blass, Ltd. had state and local net operating loss carryforwards of approximately $5,900,000 expiring at various dates through December 31, 2021. During 2005, Bill Blass Ltd. amended their state and local tax returns for tax years 2001, 2002, and 2003 on a combined basis and filed a combined 2004 state and local tax return. The amended combined returns fully utilized net operating losses previously deferred and generated a refund claim of approximately $651,000.

During 2006, the Company was notified that the refunds applied for on the amended 2001 returns were denied due to the expiration of the applicable statue of limitations. The Company has elected not to contest the denial and, as a result, wrote off approximately $180,000 of the initial refund claim.

At December 31, 2006, approximately $232,000 of the refund claims remain outstanding and are classified as prepaid and refundable income taxes on the consolidated balance sheets.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred income tax assets are as follows at December 31:

	2006	2005

Depreciation, receivable and inventory allowances and
allowance for doubtful accounts	$51,000	$5,000
Accrued payroll and other	20,000	140,000
Gross deferred tax assets	71,000	145,000
Less valuation allowance	-	-

Net deferred tax assets	$71,000	$145,000

NOTE 9 — CUSTOMER CONCENTRATIONS AND RELATED PARTY TRANSACTIONS

Approximately 76% and 79% of couture sales were made to three retailers in 2006 and 2005, respectively.

Approximately 41% and 33% of royalty income and design service fees during 2006 and 2005, respectively, were earned from entities controlled by a shareholder of Holding. Receivables from these entities approximated $235,000 and $639,000 at December 31, 2006 and 2005, respectively.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 9 — CUSTOMER CONCENTRATIONS AND RELATED PARTY TRANSACTIONS
(Continued)

The Company and its Shareholders are jointly liable for professional and legal fees in the amount of $350,000 relating to a 2006 equity transaction that was not completed. The Shareholders deposited funds into an escrow account on February 15, 2007 to satisfy this liability. The obligation has been recorded as a current liability in the accompanying balance sheet and the corresponding escrow deposit has been included in restricted cash and other assets.

During 2005, Bill Blass Licensing Co., Inc. paid $165,000 in consulting fees to a director of a company controlled by a shareholder of Holding, classified as other expenses (none in 2006).

At inception, certain shareholders of Holding provided subordinated financing to the Company aggregating $4,000,000. During 2004, the Company repaid the remaining balance due of $750,000. During 2005, the Company repaid accrued interest approximating $493,000 related to the original debt. Interest expense related to shareholders loans approximated $13,000 in 2005. No interest expense related to this loan was incurred during 2006 as all accrued interest due was paid in 2005.

NOTE 10 — OTHER EXPENSES

Other expenses are as follows for the years ended December 31:

	2006	2005

Interest expense - long-term debt	$1,247,994	$1,531,254
Loan maintenance charges	25,000	25,000
Amortization of financing fees and costs	379,421	379,421
Consulting services and other	95,000	285,768

	$1,747,415	$2,221,443

NOTE 11 — COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company is obligated under certain leases for showroom and office space. These leases provide for annual increases based on changes in real estate taxes, labor rates, etc. Approximate future minimum annual rentals are as follows at December 31, 2006:

2007	$502,200
2008	514,300
2009	457,200
2010	470,600
2011	482,300
Thereafter	1,043,500

$3,470,100

Rent expense approximated $480,100 and $465,100 for the years ended December 31, 2006 and 2005, respectively.

BILL BLASS HOLDING CO., INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 12 — HEALTH AND WELFARE BENEFIT PLANS

In connection with collective bargaining agreements for certain Company employees, the Company participates in multi-employer health and welfare benefit plans. The Company’s expense for its contribution, based on hours worked by such employees, relating to such plans approximated $259,000 and $235,000 in 2006 and 2005, respectively. In the event the Company discontinues its participation in these plans, the Company may be subject to withdrawal liabilities. The Company currently has no plans to withdraw from these plans.

NOTE 13 — EMPLOYEE BENEFIT PLAN

The Company has a defined contribution 401(k) plan. The Company matches a percentage of employee contributions and may also make discretionary contributions. Eligible employees must have at least six months of service and be 21 years of age. Plan contributions for the years ended December 31, 2006 and 2005 approximated $25,800 and $26,300, respectively.

NOTE 14 — SHAREHOLDER’S EQUITY

In November 2005, the Company redeemed 500 shares of its outstanding preferred stock. The redemption price was $1,000 per share, or $500,000 in the aggregate.

NOTE 15 — SUBSEQUENT EVENTS

On February 14, 2007, the Company sold all of the outstanding capital stock of Bill Blass, Ltd. to a then existing shareholder for an aggregate purchase price of $100. Gain or loss on the sale is not expected to be material.

On February 15, 2007, Bill Blass Acquisition Corp., a wholly-owned subsidiary of Nexcen Brands, Inc., acquired all of the outstanding capital stock of Bill Blass Holdings, Inc. Simultaneous with the sale, the selling shareholders repaid the outstanding balance of the term loan (Note 7) and redeemed the balance of preferred stock.

SUPPLEMENTARY INFORMATION

BILL BLASS HOLDING CO., INC.
CONSOLIDATING BALANCE SHEET INFORMATION
December 31, 2006

		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated
Assets

Current Assets
Cash and cash equivalents	$3,395	$167,457	$2,492	$-	$173,344
Restricted cash	-	2,498,530	-	-	2,498,530
Receivables, net	325,441	1,400,872	-	-	1,726,313
Inventories	1,165,598	-	-	-	1,165,598
Other current assets	57,987	21,054	-	-	79,041
Prepaid and refundable income taxes	-	637,704	-	-	637,704

Total current assets	1,552,421	4,725,617	2,492	-	6,280,530

Equipment and Improvements, net	20,035	323,279	-	-	343,314

Investments in Subsidiaries
Bill Blass Ltd.	-	-	15,851	(15,851)	-
Bill Blass Licensing Co., Inc.	-	-	1,151,487	(1,151,487)	-
Total Investments in Subsidiaries	-	-	1,167,338	(1,167,338)	-

Deferred Taxes	80,000	20,000	-	-	100,000

Intangibles, net	-	7,589,961	18,282	-	7,608,243

Restricted Cash and Other Assets	-	130,000	371,000	-	501,000

	$1,652,456	$12,788,857	$1,559,112	$(1,167,338)	$14,833,087

Liabilities and Shareholders' Equity

Current Liabilities
Accounts payable	$1,182,973	$403,268	$-	$-	$1,586,241
Accrued expenses and other current liabilities	453,632	370,157	350,000	-	1,173,789
Income taxes payable	-	-	-	-	-
Current maturities of long-term debt	-	10,834,945	-	-	10,834,945

Total current liabilities	1,636,605	11,608,370	350,000	-	13,594,975

Long-term Debt, net of current maturities	-	-	-	-	-

Deferred Taxes	-	29,000	-	-	29,000

Shareholder's Equity
Preferred shares	-	-	500,000	-	500,000
Common shares	1,000	7,140	15,000	(8,140)	15,000
Paid in capital	5,794,780	225,000	-	(6,019,780)	-
Retained earnings	(5,779,929)	919,347	694,112	4,860,582	694,112

	15,851	1,151,487	1,209,112	(1,167,338)	1,209,112

	$1,652,456	$12,788,857	$1,559,112	$(1,167,338)	$14,833,087

BILL BLASS HOLDING CO., INC.
CONSOLIDATING BALANCE SHEET INFORMATION
December 31, 2005

		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated
Assets

Current Assets
Cash and cash equivalents	$4,885	$1,504,841	$3,400	$-	$1,513,126
Receivables, net	540,788	2,493,342	-	-	3,034,130
Inventories	984,003	-	-	-	984,003
Other current assets	80,956	173,123	-	-	254,079
Prepaid and refundable income taxes	-	651,254	-	-	651,254

Total current assets	1,610,632	4,822,560	3,400	-	6,436,592

Equipment and Improvements, net	23,593	381,887	-	-	405,480

Investments in Subsidiaries
Bill Blass Ltd.	-	-	606,043	(606,043)	-
Bill Blass Licensing Co., Inc.	-	-	2,461,165	(2,461,165)	-
Total Investments in Subsidiaries	-	-	3,067,208	(3,067,208)	-

Deferred Taxes	55,000	90,000	-	-	145,000

Intangibles, net	-	9,340,617	40,221	-	9,380,838

Restricted Cash and Other Assets	-	2,884,496	21,000	-	2,905,496

	$1,689,225	$17,519,560	$3,131,829	$(3,067,208)	$19,273,406

Liabilities and Shareholders' Equity

Current Liabilities
Accounts payable	$770,762	$211,912	$-	$-	$982,674
Accrued expenses and other current liabilities	312,419	773,421	-	-	1,085,840
Income taxes payable	-	439,808	-	-	439,808
Current maturities of long-term debt	-	2,718,113	-	-	2,718,113

Total current liabilities	1,083,181	4,143,254	-	-	5,226,435

Long-term Debt, net of current maturities	-	10,915,142	-	-	10,915,142

Deferred Taxes	-	-	-	-	-

Shareholder's Equity
Preferred shares	-	-	500,000	-	500,000
Common shares	1,000	7,140	15,000	(8,140)	15,000
Paid in capital	4,799,782	225,000	-	(5,024,782)	-
Retained earnings	(4,194,738)	2,229,024	2,616,829	1,965,714	2,616,829

	606,044	2,461,164	3,131,829	(3,067,208)	3,131,829

	$1,689,225	$17,519,560	$3,131,829	$(3,067,208)	$19,273,406

BILL BLASS HOLDING CO., INC.
CONSOLIDATING STATEMENT OF OPERATIONS INFORMATION
Year Ended December 31, 2006

		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated
Revenues
Net sales	$7,828,319	$-	$-	$-	$7,828,319
Royalty income and designing service fees	-	6,686,682	-	-	6,686,682
Advertising fees	-	590,060	-	-	590,060
Interest and other income	-	142,725	-	-	142,725
Equity income	-	-	(1,899,868)	1,899,868	-

	7,828,319	7,419,467	(1,899,868)	1,899,868	15,247,786

Costs and Expenses
Cost of sales	4,836,697	-	-	-	4,836,697
Advertising and promotion	327,721	860,332	-	-	1,188,053
Operating expenses	5,289,092	2,716,177	607	-	8,005,876

	10,453,510	3,576,509	607	-	14,030,626

Income (loss) from operations before
amortization and other expenses	(2,625,191)	3,842,958	(1,900,475)	1,899,868	1,217,160
Amortization of license agreements	-	(1,393,176)	-	-	(1,393,176)
Other expense	(95,000)	(1,630,474)	(21,941)	-	(1,747,415)

Income (loss) before income taxes	(2,720,191)	819,308	(1,922,416)	1,899,868	(1,923,431)

Provision (benefit) for income taxes
Current	-	(75,014)	300	-	(74,714)
Deferred	(1,135,000)	1,209,000	-	-	74,000

	(1,135,000)	1,133,986	300	-	(714)

Net (loss) income	$(1,585,191)	$(314,678)	$(1,922,716)	$1,899,868	$(1,922,717)

BILL BLASS HOLDING CO., INC.
CONSOLIDATING STATEMENT OF OPERATIONS INFORMATION
Year Ended December 31, 2005

		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated
Revenues
Net sales	$8,636,312	$-	$-	$-	$8,636,312
Royalty income and designing service fees	-	9,554,152	-	-	9,554,152
Advertising fees	-	948,907	-	-	948,907
Interest and other income	-	114,739	-	-	114,739
Equity income	-	-	826,957	(826,957)	-

	8,636,312	10,617,798	826,957	(826,957)	19,254,110

Costs and Expenses
Cost of sales	4,616,993	-	-	-	4,616,993
Advertising and promotion	343,069	1,250,367	-	-	1,593,436
Operating expenses	4,887,461	2,732,380	583	-	7,620,424

	9,847,523	3,982,747	583	-	13,830,853

Income (loss) from operations before
amortization and other expenses	(1,211,211)	6,635,051	826,374	(826,957)	5,423,257
Amortization of license agreements	-	(1,393,176)	-	-	(1,393,176)
Other expense	(20,769)	(2,166,049)	(34,625)	-	(2,221,443)

Income (loss) before income taxes	(1,231,980)	3,075,826	791,749	(826,957)	1,808,638

Provision (benefit) for income taxes
Current	(651,254)	1,508,142	300	-	857,188
Deferred	(297,000)	457,000	(165,000)	-	(5,000)

	(948,254)	1,965,142	(164,700)	-	852,188

Net income (loss)	$(283,726)	$1,110,684	$956,449	$(826,957)	$956,450

BILL BLASS HOLDING CO., INC.
CONSOLIDATED COST OF SALES
Years Ended December 31, 2006 and 2005

	2006	2005

Inventory, beginning of year	$984,003	$899,103

Purchases
Piece goods	1,893,994	1,891,751
Trimmings	877,132	612,624
Finished goods	285,156	207,994

	3,056,282	2,712,369

Contracting costs
Contract labor	1,281,078	1,320,113
Holiday and bonus fund	24,485	12,742
Payroll taxes and disability insurance	127,202	125,663
Health and welfare funds	316,555	321,384

	1,749,320	1,779,902

Factory overhead
Salaries
Piece goods	116,800	116,700
Trimmings	79,450	76,900
Payroll taxes (allocated)	16,440	16,022

	212,690	209,622

Inventory, end of year	(1,165,598)	(984,003)

Cost of sales	$4,836,697	$4,616,993

BILL BLASS HOLDING CO., INC.
CONSOLIDATING OPERATING EXPENSES
Year Ended December 31, 2006 with comparative consolidated totals for 2005

	For the Year Ended December 31, 2006
		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated	2005
Designing
Salaries:
Design	$295,082	$402,509	$-	$-	$697,591	$631,493
Pattern makers	360,971	15,013	-	-	375,984	295,780
Sample hands and other production	1,008,653	-	-	-	1,008,653	980,336
Payroll taxes (allocated)	140,181	-	-	-	140,181	134,155
Health and welfare	238,760	-	-	-	238,760	215,208
Design samples	8,627	-	-	-	8,627	90,753
Light and power	19,735	-	-	-	19,735	19,098

Total designing	2,072,009	417,522	-	-	2,489,531	2,366,823

Selling
Salaries	323,900	180,000	-	-	503,900	505,718
Payroll taxes (allocated)	27,258	7,741	-	-	34,999	46,648
Depreciation and amortization	11,980	-	-	-	11,980	18,032
Entertainment	47,854	750	-	-	48,604	33,775
Fashion show expense	583,674	-	-	-	583,674	575,713
Rent	240,026	-	-	-	240,026	232,554
Showroom expenses and accessories	279,086	-	-	-	279,086	241,848
Other	462,730	88,032	-	-	550,762	340,886

Total selling	1,976,508	276,523	-	-	2,253,031	1,995,174

Shipping
Salaries	215,270	-	-	-	215,270	213,156
Payroll taxes (allocated)	18,172	-	-	-	18,172	18,146
Heath and welfare	20,481	-	-	-	20,481	19,585
Shipping supplies	107,281	-	-	-	107,281	91,775
Parcel post	107,228	-	-	-	107,228	104,514

Total shipping	468,432	-	-	-	468,432	447,176

BILL BLASS HOLDING CO., INC.
CONSOLIDATING OPERATING EXPENSES (Continued)
Year Ended December 31, 2006 with comparative consolidated totals for 2005

	For the Year Ended December 31, 2006
		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated	2005
Administrative
Management salaries	-	438,332	-	-	438,332	738,207
Office salaries	170,449	206,600	-	-	377,049	319,613
Payroll taxes (allocated)	14,278	23,914	-	-	38,192	46,321
Carfare	3,205	-	-	-	3,205	1,881
Cleaning	8,238	12,600	-	-	20,838	19,378
Depreciation and amortization	-	58,608	-	-	58,608	69,997
Dues and subscriptions	17,574	30,037	-	-	47,611	34,955
Insurance:						-
General	74,468	6,119	-	-	80,587	88,951
Hospitalization and disability	178,814	69,824	-	-	248,638	234,339
Bad debts	8,082	75,000	-	-	83,082	6,314
Miscellaneous	78,156	61,267	607	-	140,030	120,462
Professional fees	22,870	700,292	-	-	723,162	496,932
Data processing	12,475	1,475	-	-	13,950	18,814
Rent	-	240,026	-	-	240,026	232,554
Repairs and maintenance	31,413	2,172	-	-	33,585	45,596
Commissions	-	50,000	-	-	50,000	72,816
Stationery, printing and postage	37,835	-	-	-	37,835	52,267
Taxes, other than income	45,802	-	-	-	45,802	15,462
Telephone	47,541	-	-	-	47,541	45,009
Light and power	-	19,735	-	-	19,735	16,592
Charitable contributions	-	21,250	-	-	21,250	108,500
Pension expense	20,943	4,881	-	-	25,824	26,291

Total administrative	772,143	2,022,132	607	-	2,794,882	2,811,251

Total operating expenses	$5,289,092	$2,716,177	$607	$-	$8,005,876	$7,620,424

BILL BLASS HOLDING CO., INC.
CONSOLIDATING OPERATING EXPENSES
Year Ended December 31, 2005

		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated
Designing
Salaries:
Design	$275,724	$355,769	$-	$-	$631,493
Pattern makers	295,780	-	-	-	295,780
Sample hands and other production	980,336	-	-	-	980,336
Payroll taxes (allocated)	119,276	14,879	-	-	134,155
Health and welfare	215,208	-	-	-	215,208
Design samples	76,768	13,985	-	-	90,753
Light and power	19,098	-	-	-	19,098

Total designing	1,982,190	384,633	-	-	2,366,823

Selling
Salaries	339,180	166,538	-	-	505,718
Payroll taxes (allocated)	38,129	8,519	-	-	46,648
Depreciation and amortization	18,032	-	-	-	18,032
Entertainment	33,130	645	-	-	33,775
Fashion show expense	575,713	-	-	-	575,713
Rent	232,554	-	-	-	232,554
Showroom expenses and accessories	241,848	-	-	-	241,848
Other	277,734	63,152	-	-	340,886

Total selling	1,756,320	238,854	-	-	1,995,174

Shipping
Salaries	213,156	-	-	-	213,156
Payroll taxes (allocated)	18,146	-	-	-	18,146
Heath and welfare	19,585	-	-	-	19,585
Shipping supplies	91,775	-	-	-	91,775
Parcel post	104,514	-	-	-	104,514

Total shipping	447,176	-	-	-	447,176

BILL BLASS HOLDING CO., INC.
CONSOLIDATING OPERATING EXPENSES (Continued)
Year Ended December 31, 2005

		Bill Blass
		Licensing Co.,
	Bill Blass	Inc. and	Bill Blass
	Ltd.	Subsidiary	Holding Co., Inc.	Eliminations	Consolidated
Administrative
Management salaries	-	738,207	-	-	738,207
Office salaries	138,213	181,400	-	-	319,613
Payroll taxes (allocated)	14,672	31,649	-	-	46,321
Carfare	1,881	-	-	-	1,881
Cleaning	7,128	12,250	-	-	19,378
Depreciation and amortization	-	69,997	-	-	69,997
Dues and subscriptions	21,025	13,930	-	-	34,955
Insurance:
General	67,314	21,637	-	-	88,951
Hospitalization and disability	169,762	64,577	-	-	234,339
Bad debts	6,314	-	-	-	6,314
Miscellaneous	59,743	60,136	583	-	120,462
Professional fees	28,157	468,775	-	-	496,932
Data processing	18,814	-	-	-	18,814
Rent	-	232,554	-	-	232,554
Repairs and maintenance	33,233	12,363	-	-	45,596
Commissions	-	72,816	-	-	72,816
Stationery, printing and postage	52,267	-	-	-	52,267
Taxes, other than income	15,462	-	-	-	15,462
Telephone	45,009	-	-	-	45,009
Light and power	-	16,592	-	-	16,592
Charitable contributions	1,500	107,000	-	-	108,500
Pension expense	21,281	5,010	-	-	26,291

Total administrative	701,775	2,108,893	583	-	2,811,251

Total operating expenses	$4,887,461	$2,732,380	$583	$-	$7,620,424